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                       SECURITIES AND EXCHANGE COMMISSION

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date or report (Date of earliest event reported)
                                                     ---------------------------

                        Farmstead Telephone Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                        0-15938                 06-1205743
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     (State or Other Jurisdiction    (Commission             (IRS Employer
            of Incorporation)        File Number)            Identification No.)

             22 Prestige Park Circle, East Hartford, CT 06108-3728
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (860) 610-6000
                                                  ------------------------------

          (Former Name or Former Address, if Changed Since Last Report
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Item 5. Other Events

     On July 18, 2001, Farmstead Telephone Group, Inc. ("Company") announced that it had extended the expiration date for its Class A and Class B Common Stock Purchase Warrants ("Warrants") from August 12, 2001 to June 30, 2002.

     A copy of the press release issued by the Company announcing the extension of the exercise period of the Warrants is attached hereto as Exhibit 99A and is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto.


                                        FARMSTEAD TELEPHONE GROUP, INC.

                                        By /s/ Robert G. LaVigne
                                          -----------------------------------
                                          Executive Vice President and Chief
                                          Financial Officer


Date: July 18, 2001
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                                 EXHIBIT INDEX

Exhibit No.         Description
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
99A                 Press Release related to extension of expiration date for
                    Warrants